                                                                   EXHIBIT 10.14


                             STOCK PLEDGE AGREEMENT

                  STOCK PLEDGE AGREEMENT, dated as of July 3, 2001, made by Royale Resorts Holdings Limited (the "PLEDGOR") in favor of Sun International Hotels Limited, a company incorporated under the laws of The Bahamas ("SIHL").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, SIHL and Pledgor, among others, have entered into an Omnibus Agreement, dated as of the date hereof (the "OMNIBUS AGREEMENT"), pursuant to which the parties thereto agreed to, among other things, (1) transfer the "Sun" and "Sun International" name, brand and logo, and all related rights therein, from SIHL to Pledgor, (2) permit Pledgor and its affiliates to pursue the Egypt Project (as defined in the Omnibus Agreement), and (3) certain non-competition and non-solicitation covenants, all in exchange for, among other things, delivery to SIHL of a certain promissory note made by Pledgor (the "PROMISSORY NOTE").

                  WHEREAS, the Omnibus Agreement contemplates that Pledgor will secure payments to SIHL under the Promissory Note by executing this Agreement.

                  WHEREAS, Pledgor is the legal and beneficial owner of the shares of Pledged Stock set forth opposite its name on Schedule 1 hereto.

                  NOW, THEREFORE, in consideration of the premises and to induce SIHL to enter into and perform the Omnibus Agreement and the Governance Agreements, Pledgor hereby agrees with SIHL, as follows:

                  1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Promissory Note and used herein shall have the meanings given to them in the Promissory Note.

                           (b) The following terms shall have the following
meanings:

                  "AGREEMENT" means this Stock Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of New York.

                  "COLLATERAL" means the Pledged Stock and all Proceeds.

                  "COLLATERAL ACCOUNT" means any account established to hold money Proceeds, maintained under the sole dominion and control of SIHL, subject to withdrawal by SIHL only as provided in Section 8(a).

                  "GOVERNANCE AGREEMENT" has the meeting set forth in the Omnibus Agreement.

                  "LIENS" means any mortgage, pledge, hypothecation, option, right of first refusal, transfer restriction, assignment, deposit arrangement, encumbrance, lien (statutory or other) or security interest, or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any other arrangement having substantially the same effect as any of the foregoing in this definition of "Lien"), other than any transfer restriction arising under applicable federal, state or foreign securities laws or the Governance Agreement, the Omnibus Agreement or the proxies referred to therein and as reflected in the legend, if any, on the Pledged Stock.

                  "OBLIGATIONS" means all present and future obligations and liabilities (whether for principal, interest, indemnities, fees, expenses or otherwise) of Pledgor under the Promissory Note and this Agreement. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and owed by Pledgor whether or not they are enforceable or allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Pledgor.

                  "PLEDGED STOCK" means as to Pledgor, the number of Shares set forth on Schedule 1, together with all stock certificates representing such Shares.

                  "PROCEEDS" means all "proceeds" as such term is defined in
Section 9-306(1) of the Code and shall include, subject to clause 6, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                  "PROXY AGREEMENT" means that certain Irrevocable Proxy Agreement, dated as of the date hereof, by and among the Pledgor and SIHL, among others.

                  "SECURITIES ACT" means the United States Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                           (c) The words "HEREOF," "HEREIN" and "HEREUNDER" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                           (d) The meanings given to terms defined herein shall
be equally applicable to both the singular and plural forms of such terms.

                  2. PLEDGE; GRANT OF SECURITY INTEREST. Pledgor hereby delivers to SIHL, all the Pledged Stock and hereby grants to SIHL, a first priority security interest in the Collateral owned by it, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  3. STOCK POWERS. Concurrently with the delivery by Pledgor to SIHL of any certificate representing one or more shares of Pledged

Stock to SIHL, Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by Pledgor with, if SIHL so requests, signature guaranteed.

                  4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants that:

                           (a) Pledgor has the power and authority and the legal
right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral granted by it pursuant to, this Agreement and has taken all necessary action required by it to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral granted by it pursuant to, this Agreement.

                           (b) This Agreement constitutes a legal, valid and
binding obligation of Pledgor, enforceable in accordance with its terms, and upon delivery to SIHL of the stock certificates evidencing the Pledged Stock pledged by it, together with the stock powers referred to in clause 3, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral granted by it, enforceable in accordance with its terms against all creditors of Pledgor and any Persons purporting to purchase any Collateral from Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (c) The execution, delivery and performance of this
Agreement by Pledgor will not violate any provision of any requirement of law applicable to it or any contractual obligation of, applicable to or binding on Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of Pledgor pursuant to any such requirement of law or contractual obligation, except the security interest created by this Agreement.

                           (d) No consent or authorization of, filing with, or
other act by or in respect of, any arbitrator, court or governmental authority and no consent of any other Person (including, without limitation, any creditor of Pledgor), is required to be obtained by Pledgor in connection with the execution, delivery and performance by Pledgor, or validity or enforceability of this Agreement against Pledgor.

                           (e) No litigation, investigation or proceeding of or
before any arbitrator, court or governmental authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

                           (f) Pledgor is the record and (subject only to rights
of Controlling Affiliates of Pledgor arising solely by virtue of ownership of Pledgor) beneficial owner of, and (subject to restrictions in the Governance Agreement) has good and marketable title to, the Pledged Stock pledged by it hereunder, free of any and all

Liens or claims of, any other Person, except the security interest created by this Agreement.

                  5. COVENANTS. Pledgor covenants and agrees with SIHL from and after the date of this Agreement until Obligations have been paid in full:

                           (a) If Pledgor shall, as a result of its ownership of
its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, Pledgor shall accept the same as the agent of SIHL, hold the same in trust for SIHL and deliver the same forthwith to SIHL in the exact form received, duly endorsed by Pledgor to SIHL, if required, together with an undated stock power covering such certificate duly executed in blank by Pledgor and with, if SIHL so requests, signature guaranteed, to be held by SIHL, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of SIHL shall be held by it hereunder as additional collateral security for the Obligations. If any distribution of capital shall be made on or in respect of any Pledged Stock or any property shall be distributed upon or with respect to any Pledged Stock pursuant to the recapitalization or reclassification of the capital of SIHL or pursuant to the reorganization thereof, the property so distributed shall be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of any Pledged Stock shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to SIHL, hold such money or property in trust for SIHL, segregated from other funds of Pledgor, as additional collateral security for the Obligations.

                           (b) Except pursuant to the Proxy Agreement, without
the prior written consent of SIHL, Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral owned by it, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral owned by it, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of Pledgor or SIHL to sell, assign or transfer any of the Collateral.

                           (c) Pledgor shall defend the security interest
created by this Agreement as a first, perfected (so long as SIHL or its agent maintains possession) security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of SIHL, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as SIHL may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to SIHL, duly endorsed in a manner reasonably satisfactory to SIHL, to be held as Collateral pursuant to this Agreement.

                           (d) Pledgor shall pay, and hold SIHL harmless from,
any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  6. CASH DIVIDENDS; VOTING RIGHTS. Notwithstanding anything herein to the contrary, unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of SIHL in respect of the Pledged Stock and unless a default in payment of any Obligations shall have occurred and be continuing, Pledgor shall, subject to the Governance Agreement, be permitted to exercise all corporate rights (other than voting rights) with respect to the Pledged Stock; PROVIDED, HOWEVER, that no corporate right shall be exercised or other action taken which, in SIHL's reasonable judgment, would impair any of the Collateral or which would be inconsistent with or result in any violation of any provision of the Promissory Note or this Agreement.

                  7. RIGHTS OF SIHL. (a) Subject to clause 6, all money Proceeds received by SIHL hereunder shall be held by SIHL in a Collateral Account. All Proceeds while held by SIHL in a Collateral Account (or by Pledgor in trust for SIHL) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in paragraph
Section 8(a).

                           (b) If an Event of Default shall occur and be
continuing, (i) SIHL shall have the right to receive any and all cash dividends paid in respect of any of the Pledged Stock and make application thereof to the Obligations in such order as SIHL may determine and (ii) any shares of the Pledged Stock may, at SIHL's election, be registered in the name of SIHL or its nominee, and SIHL or its nominee may thereafter exercise (A) subject to the Proxy Agreement, all voting, corporate and other rights, if any, pertaining to such shares of the Pledged Stock at any meeting of shareholders of SIHL or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of SIHL, or upon the exercise by Pledgor or SIHL of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as SIHL may determine), all without liability except to account for property actually received by it, but SIHL shall have no duty to Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, at any time at SIHL's election, SIHL may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as SIHL may elect.

                           (b) If an Event of Default shall occur and be
continuing, SIHL, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, SIHL, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by law, hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of SIHL or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. SIHL shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. SIHL shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of SIHL hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to SIHL, to the payment in whole or in part of the Obligations, in such order as SIHL may elect, and only after such application and after the payment by SIHL of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need SIHL account for the surplus, if any, to Pledgor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

                  9. PRIVATE SALES. (a) Pledgor recognizes that SIHL may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that a private sale shall be deemed to be a commercially reasonable manner to sell the Collateral. SIHL shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit SIHL to register such securities for public sale under the Securities Act, or under applicable state securities laws.

                           (b) Pledgor further agrees to use its commercially
reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of law. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to SIHL, that SIHL has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

                  10. NO SUBROGATION. Notwithstanding anything to the contrary in this Agreement, Pledgor hereby irrevocably waives all rights which may have arisen in connection with this Pledge Agreement to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of SIHL against any collateral security or guarantee or right of offset held by SIHL for the payment of the Obligations.

                  11. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against Pledgor, and without notice to or further assent by Pledgor, any demand for payment of any of the Obligations made by SIHL may be rescinded by SIHL, and any of the Obligations continued, and the Obligations, or the liability of SIHL or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by SIHL, and the Omnibus Agreement, the other Related Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as SIHL may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by SIHL for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. SIHL shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by SIHL upon this Agreement; and the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement. Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon SIHL or Pledgor with respect to the Obligations. When pursuing its rights and remedies hereunder against Pledgor, SIHL may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by SIHL to pursue such other rights or remedies or to collect any payments from any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of SIHL against Pledgor or the Collateral owned by it.

                  12. SIHL'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Pledgor hereby irrevocably constitutes and appoints SIHL and any officer or agent of SIHL, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in SIHL's own name, from time to time in SIHL's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or appropriate to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                           (b) Pledgor hereby ratifies all that said attorneys
shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 12(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. Notwithstanding the foregoing, SIHL agrees not to exercise any rights as attorney-in-fact of Pledgor hereunder unless an Event of Default shall have occurred and be continuing.

                  13. DUTY OF SIHL. SIHL's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to use reasonable care and deal with it in the same manner as SIHL deals with similar securities and property for its own account, except that SIHL shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither SIHL, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  14. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, Pledgor authorizes SIHL to file financing statements with respect to the Collateral without the signature of Pledgor in such form and in such filing offices as SIHL reasonably determines appropriate to perfect the security interests of SIHL under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  15. NOTICES. All notices, requests and demands to or upon SIHL or Pledgor to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                           (i)  if to SIHL, at its address or transmission
number for notices provided in the Omnibus Agreement; and

                           (ii) if to Pledgor, at its address or transmission
number for notices set forth under its signature below.

SIHL and Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                  16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor to which such amendment, supplement or modification applies and SIHL, provided that any provision of this Agreement to be enforced against SIHL may be waived by SIHL in a letter or agreement executed by SIHL or by facsimile transmission from SIHL.

                           (b) SIHL shall not by any act (except by a written
instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of SIHL, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by SIHL of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which SIHL would otherwise have on any future occasion.

                           (c) The rights and remedies herein provided are
cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of SIHL and its successors and assigns.

                  20. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of New York.

                  21. SUBMISSION TO JURISDICTION; WAIVERS. Pledgor hereby irrevocably and unconditionally:

                           (a) submits for itself and its property in any legal
action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the court of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                           (b) consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that service of process in any such action
or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address set forth in subsection 15 or at such other address of which SIHL shall have been notified pursuant thereto.

                           (d) agrees that nothing herein shall affect the right
to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                           (e) waives, to the maximum extent not prohibited by
law, any right it may have to claim or recover in any legal action or proceeding referred to in this subjection any special, exemplary, punitive or consequential damages.

                  22. WAIVERS OF JURY TRIAL. PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, SIHL HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  23. TERMINATION. Upon payment in full of the Obligations, this Agreement and the security interest in the Collateral granted hereunder shall automatically terminate; SIHL shall redeliver to Pledgor the Pledged Shares and all other Collateral remaining in the possession of SIHL or in the Collateral Account; SIHL shall, at the expense of Pledgor, execute, deliver and file such Code termination statements and releases as Pledgor may reasonably request and execute and deliver such other releases and documentation as Pledgor may reasonably request to document the termination and release of the security interest in the Collateral.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                            ROYALE RESORTS HOLDINGS LIMITED


                                            By: /s/ Derek Aubrey Hawton
                                                Name:  Derek Aubrey Hawton
                                                Title: Director



                                            SUN INTERNATIONAL HOTELS LIMITED


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE 1
                               TO PLEDGE AGREEMENT
                          DESCRIPTION OF PLEDGED STOCK


----------------------------------------------------------------------------------------------------------
PLEDGOR                     CLASS OF STOCK          STOCK CERTIFICATE NO.       NO. OF SHARES
-------                     --------------          --------------------        -------------
----------------------------------------------------------------------------------------------------------



                                    To be completed
